UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: September 2006

Independence Air, Inc.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	See below	See below
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Detail of Other Operational Expense	MOR-2 (CON'T)	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' September 2006 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Richard Kennedy	President, General Counsel & Corporate Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: September 2006
Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.
		BANK ACCOUNTS				CURRENT MONTH	CUMULATIVE FILING TO DATE
	OPER.	UBS SECURITIES TRADING ACCOUNT	PAYROLL	TAX	RESTRICTED CASH	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$43,647,562	$96,301,061	$70,947	$3,632,520	$15,368,025	$159,020,115	$51,910,064

RECEIPTS
FLYi Sales						0	93,197,407
Charter						0	208,955
A319 Related Credits						0	134,000
Account Transfers	98,103		83,420			181,523	55,361,564
Other	225,550	404,277		15,490	26,267	671,583	108,436,258

TOTAL RECEIPTS	323,652	404,277	83,420	15,490	26,267	853,106	257,338,184

DISBURSEMENTS
AP	728,668					728,668	12,575,147
Payroll Account	0		63,404			63,404	45,493,476
Payroll Taxes	24,824					24,824	9,771,133
9/11, PAX Screening, & Excise Taxes	0					0	9,203,167
Benefits	1,953					1,953	6,787,371
Insurance	5,049					5,049	(638,215)
Fuel	0					0	13,166,991
Power by the Hour / Reserves	0					0	717,684
Aircraft Payments / Settlements	0					0	195,000
A319 Purchase Deposits	0					0	0
MWAA	0					0	4,723,098
CLC	0					0	407,642
FLYi, Inc	0					0	0
GE holdover rents settlement	0					0	0
GE Loan	0					0	0
Trident/BAE loans	0					0	0
BK professional fees	870,579					870,579	8,762,628
Security costs	0					0	34,351
Shipping	0					0	185,849
Other close fees	27,282					27,282	131,155
Engine changes	0					0	424,176
GKV Advertising	0					0	0
Upstream	0					0	269,479
Bombardier	0					0	0
Account Transfers	83,420		19,386		78,717	181,523	32,545,092
Other	0				29,106	29,106	6,552,187

TOTAL DISBURSEMENTS	1,741,775	0	82,790	0	107,823	1,932,388	151,307,414

NET CASH FLOW	(1,418,123)	404,277	630	15,490	(81,556)	(1,079,282)	106,030,770
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$42,229,439	$96,705,338	$71,578	$3,648,009	$15,286,469	$157,940,834	$157,940,834

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$1,932,388
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$1,932,388
FORM MOR-1
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: September 2006
Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Operating revenue
Passenger	$0	$47,119,532
FIM/pricing adjustments	0	-
Adjusted passenger revenue	-	47,119,532

Freight and mail	0	-
ID passenger	0	(968)
Charter	0	91,694
Inflight Sales	0	84,454
Other revenue	15,260	2,708,507
Total other revenue	15,260	2,883,687

Total operating revenues	15,260	50,003,219
OPERATING EXPENSES
Operating expenses
Insider Compensation*	8,333	345,546
Wages	95,441	18,686,298
Fringes and benefits	(2,054,251)	6,115,265
Profit sharing	0	-
Aircraft fuel	(566)	19,820,903
Aircraft maintenance and materials	(65,493)	9,994,565
Aircraft rentals	0	11,670,148
Traffic commissions	0	661,514
CRS fees	0	494,525
Facilities rents	(141,791)	7,664,367
Landing fees	(46,018)	897,728
Depreciation and amortization	0	3,914,406
Other (schedule attached to MOR2CONT)	708,407	$2,116,011
Impairment of long-lived assets	0	-
Loss on sale of aircraft	0	-
Retirement and restructuring charge (See note on MOR-3)	397,945	(23,560,306)
Total operating expense	(1,097,994)	58,820,969

Net operating income (loss)	1,113,254	(8,817,750)
Net Profit (Loss) Before Other Income & Expenses	1,113,254	(8,817,750)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(641,000)	(3,298,670)
Interest expense	3,876	(424,772)
Government compensation	0	-
Other misc	(6,697,850)	(102,519,480)
Total other (income) expense	(7,334,974)	(106,242,922)
Net Profit (Loss) Before Reorganization Items	8,448,228	97,425,172
REORGANIZATION ITEMS
Professional Fees	428,412	5,986,968
U. S. Trustee Quarterly Fees	0	33,750
Interest Earned on Accumulated Cash from Chapter 11	0	-
Gain (Loss) from Sale of Equipment	0	922
Other Reorganization Expenses (attach schedule)	0	-
Total Reorganization Expenses	428,412	6,021,640
Income Taxes	0	70,617
Net Profit (Loss)	$8,019,816	$91,332,915

*"Insider" is defined in 11 U.S.C. Section 101(31).		FORM MOR-2
		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: September 2006

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	$0	($266,858)
Advertising	0	(1,874,610)
Glycol	12,303	(343,691)
Property taxes	314,000	1,669,120
Bussing	0	-
Hull insurance	27,173	256,585
Passenger supplies	0	51,704
Travel	75	(135,487)
Telecommunications	59,876	1,286,841
Passenger insurance	47,188	556,824
Passenger screening	0	(269,778)
Ground handling	(23,722)	367,414
Ground property equipment	3,762	101,637
Law enforcement	(3,313)	(252,302)
Beverage service	43	113,923
Liquor service	0	21,690
Reproduction expenses	0	144,898
Publicity	0	8,902
Uniforms	(3,294)	32,707
Office supplies	283	26,582
Moving	0	42
Miscellaneous	3,229	155,673
Legal	31,141	162,094
Accounting	0	(121,172)
Software rental / MIS	20,000	580,929
Directors fees	-	71,000
Additional services	14,177	(1,836,559)
Other insurance	203,626	2,190,263
Training	0	581,226
Bad debt	257	271,808
Passenger claims	0	288,608
Parking	1,010	176,065
Utilities	1,335	(6,489)
Freight	135	287,513
Recruiting	0	-
Company Events	0	4,553
Misc other	0	-
Gain/Loss on Assets	(2,627)	(2,363,759)
Corporate filing fees	1,750	178,121

Total other operating expenses	$708,407	$2,116,011

FORM MOR-2 (CON'T)
		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: September 2006

Independence Air, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$45,396,592	$8,438,994
Short term investments	103,348,430	20,581,561
Restricted cash	1,576,897	36,274,680
Accounts receivable, net	98,281,493	15,773,490
Expendable parts and fuel inventory, net	62,636	14,467,877
Prepaid expenses and other current assets	5,348,106	36,787,106
Assets held for sale	-	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$254,014,153	$132,323,705
OTHER ASSETS
Restricted Cash	14,246,169	$20,455,434
Long term investments	-	-
Property and equip., net of depreciation	-	161,493,590
Intangible assets, net of accumulated amortization	-	170,625
Debt issuance costs, net of accumulated amortization	-	4,518,707
Aircraft deposits	12,662,000	22,412,000
Long Term deferred tax asset	-	-
Other assets	419,643	7,685,603
TOTAL OTHER ASSETS	$27,327,812	$216,735,959

TOTAL ASSETS	$281,341,965	$349,059,665

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$4,006,849	$0
Notes payable		-
Air traffic liability	833,822	-
Accrued liabilities	2,009,235	-
Deferred revenue current		-
Long-term debt, less current portion		-
Intercompany Loan Payable		-
Capital lease obligations, less current portion		-
Deferred credits, net		-
Deferred tax liability		-
Other Long Term Liabilities		-
Amounts Due to Insiders*	76,250	-
TOTAL POSTPETITION LIABILITIES	$6,926,156	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$1,063,006	$168,649,600
Priority Debt	10,441,310	3,173,302
Unsecured Debt	$391,821,067	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	15,898,125	121,659,469
TOTAL PRE-PETITION LIABILITIES	$419,223,509	$610,687,054

TOTAL LIABILITIES (See note below)	$426,149,665	$610,687,054
OWNER EQUITY
Capital Stock	$0	$0
Additional Paid-In Capital	-	-
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	-	-
Retained Earnings (Deficit) - Pre-Petition	(243,575,613)	(269,062,389)
Retained Earnings (Deficit) - Postpetition	$91,332,914	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)		-
NET OWNER EQUITY	($144,807,700)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$281,341,965	$349,059,665
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

Note:   The Liabilities above do not include (i) any amounts associated with liability for aircraft for the period from the Petition Date through Jan. 5, 2006 or (ii) any estimated amounts for claims related to the Debtors' rejection of operating and aircraft leases or other agreements.    In addition, the Liabilities Subject to Compromise (Pre-Petition) above do not include the asserted secured liability associated with returned aircraft and aircraft equipment.  A corresponding reduction has been made to the Other Assets (Property and equip., net of depreciation) above in recognition of the returned aircraft and aircraft equipment.

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: September 2006
Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	(0)	13,731	13,731	*	*	(0)
FICA-Employer & Employee	1,026	4,373	4,374			1,025
Unemployment	(0)	0	0			(0)
Income	0					0
Other:_________________	0					0
Total Federal Taxes	1,026	18,104	18,105			1,025
State and Local
Withholding	(6,194)	7,339	4,473			(3,328)
Sales	0					0
Excise	0					0
Unemployment	(8,481)	0	9			(8,490)
Real Property	0					0
Personal Property	564,593	314,000	257,249			621,344
Corporate	19,006					19,006
Municipal income taxes	4,533	0	910			3,623
Total State and Local	573,457	321,339	262,641			632,155

Total Taxes	574,483	339,443	280,746			633,180

All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.

* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS
Aged listing of accounts payable is available upon request.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	(47,669)	8,750	15,581	(7,737)	3,254,530	3,223,456
Wages Payable	41,288					41,288
Taxes Payable	633,180					633,180
Rent/Leases-Buildings, Airports, etc					497,888	497,888
Secured Debt/Adequate Protection Payments						0
Professional Fees	131,462	70,270	56,315	27,459		285,506
Amounts Due to Insiders*	51,250			25,000		76,250
Other:__________________________						0
Other:__________________________						0
Total Postpetition Debts	809,510	79,020	71,897	44,722	3,752,418	4,757,567

Explain how and when the Debtor intends to pay any past-due postpetition debts.

The debtor continues to reconcile certain post-petition expenses and anticipates paying certain post-petition obligations in due course or pursuant to the terms of a Chapter 11 plan.

*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: September 2006

Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$462,576
+ Amounts billed during the period	0
- Amounts collected during the period	(5,322)
Total Accounts Receivable at the end of the reporting period	$457,254

Accounts Receivable Aging	Amount
0 - 30 days old	-
31 - 60 days old	-
61 - 90 days old	-
91+ days old	457,254
Total Accounts Receivable	457,254
Amount considered uncollectible (Bad Debt)	100,000	(estimate)
Accounts Receivable (Net)	$357,254

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business	x
this reporting period? If yes, provide an explanation below.
Flyi, Inc. and its affiliated debtors and debtors in possession continue to liquidate their assets
Through the Chapter 11 cases.
2. Have any funds been disbursed from any account other than a debtor in possession		x
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	x
below.
4. Are workers compensation, general liability and other necessary insurance	x
coverages in effect? If no, provide an explanation below.

FORM MOR-5
(9/99)